                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                       NUCENTRIX BROADBAND NETWORKS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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     1) Title of each class of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                   (Nucentrix Broadband Networks, Inc. Logo)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 2003

     The Annual Meeting of Stockholders of Nucentrix Broadband Networks, Inc., will be held at 9:00 a.m., local time, on May 13, 2003, at the offices of Nucentrix, 4120 International Parkway, Suite 2000, Carrollton, Texas 75007, for the following purposes:

          1. To elect five directors of Nucentrix, each to serve until the 2004 Annual Meeting of Stockholders of Nucentrix or until his successor is elected and qualified;

          2. To ratify the appointment of KBA Group LLP as our independent auditors for 2003; and

          3. To consider and transact such other business as may properly come before the meeting or any adjournment of the meeting.

     These items of business are more fully described in the proxy statement accompanying this notice.

     Stockholders of record at the close of business on April 11, 2003, are entitled to notice of and to vote at the meeting or any adjournment of the meeting. A list of these stockholders will be available for examination at our principal executive offices, 4120 International Parkway, Suite 2000, Carrollton, Texas 75007, during normal business hours for ten days before the meeting.

     Please sign, date and return your proxy in the enclosed return envelope as promptly as possible. You may revoke your proxy at any time before the shares to which it relates are voted at the meeting.

                                          By Order of the Board of Directors,

                                          J. CURTIS HENDERSON
                                          Senior Vice President, General Counsel
                                          and Secretary

April 14, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                   (NUCENTRIX BROADBAND NETWORKS, INC. LOGO)

                       NUCENTRIX BROADBAND NETWORKS, INC.
                     4120 INTERNATIONAL PARKWAY, SUITE 2000
                            CARROLLTON, TEXAS 75007

                                PROXY STATEMENT

                              GENERAL INFORMATION

    The accompanying proxy is solicited by the Board of Directors of Nucentrix Broadband Networks, Inc., for use at the Annual Meeting of Stockholders of Nucentrix to be held at the offices of Nucentrix, 4120 International Parkway, Suite 2000, Carrollton, Texas 75007, at 9:00 a.m., local time, on May 13, 2003. This proxy statement and accompanying proxy were first sent to stockholders on or about April 14, 2003.

HOW IS THE COMMON STOCK OF NUCENTRIX VOTED AT THE ANNUAL MEETING?

     The common stock of Nucentrix can be voted at the Annual Meeting only if the holder is present or represented by proxy at the Annual Meeting.

WHAT IS THE RECORD DATE?

     The record date for the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 11, 2003.

WHAT ARE THE BOARD'S RECOMMENDATIONS ON THE PROPOSALS?

     The Board recommends a vote FOR each of the nominees and FOR the ratification of KBA Group LLP as our independent auditors for 2003.

HOW DO I VOTE?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If your stock is registered in your name and you attend the meeting, you may deliver your completed proxy card in person at the meeting. If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter. If your shares are held in street name and you would like to vote in person at the meeting, you must bring to the meeting a valid proxy from your broker or bank authorizing you to vote these shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes, you have the right to revoke your proxy at any time before it is exercised by giving written notice of the revocation to the Secretary of Nucentrix or by executing and delivering to Nucentrix a later-dated proxy. Your attendance at the Annual Meeting will not be effective to revoke the proxy unless written notice of revocation also has been delivered to the Secretary of Nucentrix before the proxy is exercised at the meeting. If your shares are held by your broker or bank, in "street name," you may be required to follow instructions of your broker or bank to revoke any proxy or voting instruction given to your broker or bank.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Trust Company at (303) 262-0600, or, if your shares are held in "street name," by contacting the broker or bank who holds your shares.

WHO IS ENTITLED TO VOTE?

     The only class of outstanding voting securities of Nucentrix is common stock. As of the close of business on the record date, there were 10,404,443 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock of record at the close of business on the record date are entitled to one vote for each share held on all matters submitted to a vote of stockholders at the Annual Meeting or any adjournment of the meeting. The holders of shares of common stock do not have cumulative voting rights.

WHAT IS A QUORUM?

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, either in person or by proxy, a majority in interest of the stockholders entitled to vote who are present in person or by proxy or, if no stockholders entitled to vote are present at the meeting, any officer entitled to preside at, or act as secretary of, the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present in person or by proxy, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

HOW WILL THE VOTES BE COUNTED?

     Votes cast by proxy will be tabulated by an automated system administered by our transfer agent and votes cast in person at the Annual Meeting will be tabulated by hand by our transfer agent and, collectively, these votes will determine whether or not a quorum is present. Abstentions and broker non-votes are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business. Abstentions and broker non-votes are tabulated separately, with abstentions counted in tabulations of the votes cast on a proposal for purposes of determining whether a proposal has been approved while broker non-votes relating to a proposal are not counted as a vote cast with respect to that proposal.

WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

     The election of directors will be determined by plurality vote. The ratification of the appointment of KBA Group LLP requires the approval of a majority of the outstanding shares of common stock that are present at the Annual Meeting in person or by proxy and entitled to vote on this proposal. Therefore, abstentions will have a neutral effect on the election of directors and will have the effect of votes against the proposal to ratify the appointment of independent auditors, whereas broker non-votes will have a neutral effect on the election of directors and the proposal to ratify the appointment of independent auditors.

HOW WILL MY SHARES BE VOTED IF I RETURN MY PROXY WITHOUT INSTRUCTIONS?

     Shares represented by each proxy that is properly executed and returned and upon which no contrary instructions are indicated about a specified matter will be voted as follows:

     - FOR the election of the five persons named in this proxy statement as nominees for election to the Board of Directors,

     - FOR the ratification of the appointment of KBA Group LLP as the independent auditors for Nucentrix for 2003, and

     - in accordance with the discretion of the holders of the proxy on any other business that properly comes before the stockholders at the Annual Meeting.

     The Board currently is not aware of any other business that may come before the stockholders at the Annual Meeting. However, under the circumstances permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, the Board may exercise discretionary voting authority on proxies submitted for the Annual Meeting on any matter for which notice was not provided to us by April 2, 2003, without including any discussion of the matter in this proxy statement.

                                  PROPOSAL 1.

                             ELECTION OF DIRECTORS

     The Board currently consists of five members. The Board has designated the following nominees for election as directors of Nucentrix, with their terms to expire at the Annual Meeting of Stockholders in 2004 or until their successors are elected and qualified:

                               Carroll D. McHenry
                                Richard B. Gold
                            Benjamin F. Holcomb, III
                               Steven D. Scheiwe
                                 Neil S. Subin

     Each nominee currently is a director of Nucentrix. For information about each nominee, see "Nominees for Director" below.

     If any nominee named in this proxy statement for director becomes unable or unwilling to accept nomination or election, the person acting under the proxy will vote for the election, in his stead, of any other person whom the Board recommends. The Board has no reason to believe that any nominee named above will be unable or unwilling to serve if elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THESE NOMINEES.

     Set forth below are the names of each nominee for director, their ages, the year in which each first became one of our directors, their principal occupations and employment during the past five years and the names of other public companies of which they serve as a director.

                             NOMINEES FOR DIRECTOR

NAME AND PERIOD OF                                     PRINCIPAL OCCUPATIONS AND EMPLOYMENT
SERVICE AS A DIRECTOR                  AGE            OVER PAST FIVE YEARS AND DIRECTORSHIPS
---------------------                  ---   --------------------------------------------------------
Carroll D. McHenry...................  60    Chairman of the Board, President and Chief Officer of
                                             Nucentrix
Director since 1997                          since April 1997. Mr. McHenry currently is a director of
                                             Arch Wireless, Inc., a provider of wireless data
                                             services.

Richard B. Gold......................  48    President and Chief Executive Officer of Nova Crystals,
                                             Inc., a
Director since 1999                          supplier of optical communications equipment, since
                                             December 2002; Chairman of the Board of Radia
                                             Communications, Inc., a supplier of wireless
                                             communications semiconductors, from June 2002 to
                                             present; Chairman, President and Chief Executive Officer
                                             of Genoa Corporation, a supplier of optical
                                             communications equipment, from January 1999 to June
                                             2002; President and Chief Executive Officer of Pacific
                                             Monolithics, Inc., a supplier of wireless communications
                                             equipment, from January 1997 through December 1998. In
                                             October 1998, Pacific Monolithics filed a voluntary
                                             petition for reorganization under Chapter 11 of the U.S.
                                             Bankruptcy Code. Mr. Gold currently is a director of
                                             California Amplifier, Inc., a manufacturer of commercial
                                             satellite and microwave wireless access products.

Benjamin F. Holcomb, III.............  51    Founder, Chief Executive Officer and a director of H&F
                                             Senior
Director since 2003                          Residence, Inc., which publishes a national magazine
                                             directed toward seniors, since June 2002; Founder and
                                             President of Franklin, Brooke and Spence, Inc., an
                                             independent consulting firm, since 1999; President of
                                             BellSouth Europe/Asia-Pacific, a division of BellSouth
                                             International, which is a wholly-owned subsidiary of
                                             BellSouth Corporation offering telecommunications
                                             products and services in markets outside the United
                                             States, from January 1997 to March 1999.

Steven D. Scheiwe....................  42    President of Ontrac Advisors, Inc., an independent
                                             consulting
Director since 2001                          firm, since May 2001; Chief Executive Officer and a
                                             director of Teletrac, Inc., a provider of fleet
                                             management services using two-way wireless messaging,
                                             from April 1999 to May 2001; Vice President, General
                                             Counsel and Secretary of Teletrac from January 1996 to
                                             April 1999. In June 1999, Teletrac filed a voluntary
                                             petition for reorganization under Chapter 11 of the U.S.
                                             Bankruptcy Code. Mr. Scheiwe currently is a director of
                                             Metrocall, Inc., a provider of paging and advanced
                                             wireless data and messaging services, and Neff Corp.,
                                             one of the largest equipment rental companies in the
                                             U.S.

Neil S. Subin........................  38    Founder and Managing Director of Trendex Capital
                                             Management
Director since 1999                          since 1991. Mr. Subin currently is a director of
                                             Dynacore Holdings Corporation, a developer of e-commerce
                                             and other Internet-related products, First Avenue
                                             Networks, Inc. (formerly Advanced Radio Telecom Corp.),
                                             a provider of fixed wireless telecommunications services
                                             and Komag, Incorporated, a manufacturer of thin-film
                                             media for computer disk drives.

     There are no understandings or arrangements under which any current member of the Board is serving or is entitled to serve on the Board. Employment agreements with the executive officers are described in "Executive Compensation and Related Information -- Employment Agreements and Change in Control Arrangements."

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

BOARD COMPENSATION

     Cash Compensation. Each of our non-employee directors receives an annual cash retainer of $12,000 for service as a director, and reimbursement of expenses incurred in attending Board and committee meetings. In addition to the annual retainer, if the Board holds more than six qualified meetings in any calendar year, our non-employee directors will receive a $2,000 meeting fee for each additional qualified meeting that they attend. Committee members also receive a $1,000 committee fee for each qualified committee meeting that they attend. "Qualified" Board or committee meetings are meetings at which substantive and material items of discussion are presented for the Board's or committee's approval. Employees of Nucentrix who also serve as members of the Board do not receive any additional compensation for service as a director, but are reimbursed for expenses.

     One-Time Stock Option Grants. Each non-employee director who was serving on the Board on February 14, 2003 (Messrs. Gold, Scheiwe and Subin), received a one-time grant of options to purchase 5,000 shares of our common stock under our 1999 Share Incentive Plan on that date. The exercise price of these options is $1.49 per share, the closing sale price of our common stock on The Nasdaq Stock Market on the date of grant. The options vest in substantially equal amounts
( 1/3) on the first three anniversaries of the date of grant, and expire seven years after the date of grant. Additionally, the options immediately vest and become exercisable upon a change in control of Nucentrix, as discussed later in this proxy statement under "Employment Agreements and Change in Control Arrangements -- 1999 Share Incentive Plan."

     Mr. Holcomb also received a one-time grant of options to purchase 5,000 shares of our common stock on April 1, 2003, the effective date of his appointment to the Board. The exercise price of Mr. Holcomb's options is $2.00 per share, the closing sale price of our common stock on The Nasdaq Stock Market on the date of grant. All other terms of Mr. Holcomb's options are the same as the options granted to our other non-employee directors on February 14, 2003. If other non-employee directors are elected or appointed to our Board, they also will receive a one-time grant of options to purchase 5,000 shares of our common stock on the terms described above.

     Annual Stock Option Grants. On January 1 of each year beginning with 2004, each non-employee director who is serving on the Board will receive a grant of options to purchase 2,000 shares of our common stock. The exercise price will be the fair market value (as defined in the Share Incentive Plan) of our common stock on the date of grant. Other material terms of the annual stock option grants will be the same as described above under "One-Time Stock Option Grants."

     Stock Options Under Plan of Reorganization. As part of our plan of reorganization, which became effective in April 1999, each non-employee director of Nucentrix who was serving on the Board on April 1, 1999, was granted options to purchase 2,000 shares of common stock on April 1, 1999, at an exercise price of $12.50 per share. In addition, each of these non-employee directors became entitled to receive an automatic grant of options to purchase 1,000 shares of common stock on April 1 of each of 2000, 2001, 2002, 2003 and 2004, as long as they are still serving on the Board as of the date of grant. The exercise price for these options is or will be, as applicable, the fair market value of our common stock on the date of grant or, if that date is not a trading day, on the last trading day before the date of grant. Messrs. Gold and Subin were serving on the Board on April 1, 1999, and, therefore, are entitled to receive these options. Options granted to these Board members for 2001, 2002 and 2003 have an exercise price of $12.375, $8.17 and $2.00, respectively. All options that were previously granted and that will be granted in the future to these non-employee directors in connection with our plan of reorganization vest upon our common stock reaching certain stock price objectives for 20 consecutive trading days after the date of grant as follows: (i) 20% if the price is at or above $16.50, (ii) 40% if the price is at or above $20.80, (iii) 60% if the price is at or above $25.00, (iv) 80% if the price is at or above $28.61, and (iv) 100% if the price is at or above $31.10. The options also immediately vest and become exercisable upon a change in control of Nucentrix, as discussed later in this proxy statement under "Employment Agreements and Change in Control
Arrangements -- 1999 Share Incentive Plan."

EXECUTIVE OFFICERS

     Set forth below are the names of our current executive officers, their ages and their principal occupations and employment during the past five years.

Carroll D. McHenry....................   60    Chairman of the Board, President and
                                                 Chief Executive Officer of Nucentrix
                                                 since April 1997.
J. Curtis Henderson...................   40    Sr. Vice President, General Counsel
                                               and Secretary of Nucentrix since
                                                 September 1998; Vice President,
                                                 General Counsel and Secretary of
                                                 Nucentrix from May 1996 to September
                                                 1998.
Frank H. Hosea........................   53    Senior Vice President -- Video
                                               Operations of Nucentrix since November
                                                 1998; Senior Vice President and
                                                 Chief Operating Officer for CS
                                                 Wireless Systems, Inc., a wireless
                                                 cable and Internet company, from
                                                 June 1996 to November 1998.

     Our executive officers are appointed by, and serve at the discretion of, the Board. Employment agreements with our executive officers are described in "Executive Compensation and Related Information -- Employment Agreements and Change in Control Arrangements." There are no family relationships between members of the Board or any executive officers of Nucentrix.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the total compensation awarded to, earned by or paid by Nucentrix to our Chief Executive Officer and our two most highly compensated executive officers who were serving as executive officers at the end of our last completed fiscal year for services rendered in all capacities to Nucentrix during our fiscal years ended December 31, 2002, 2001 and 2000. The table also provides such information for one additional individual, Russell Wiseman, who would have been one of our four most highly compensated executive officers with total salary in excess of $100,000 for our last completed fiscal year, except that he was not serving as an executive officer at the end of our last fiscal year. In this proxy statement, we refer to the individuals listed below as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM COMPENSATION
                                           ANNUAL COMPENSATION          --------------------------
                                    ---------------------------------   RESTRICTED    SECURITIES
                                                         OTHER ANNUAL     STOCK       UNDERLYING      ALL OTHER
                                    SALARY      BONUS    COMPENSATION     AWARDS     OPTIONS/SARS    COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR     ($)        ($)        ($)(1)         ($)            (#)           ($)(2)
---------------------------  ----   -------    -------   ------------   ----------   -------------   ------------
Carroll D. McHenry........   2002   300,000         --         --            --              --          4,000
  Chairman, President and    2001   300,000    213,750         --            --              --          2,827
  Chief Executive Officer    2000   300,000         --         --            --              --             --
J. Curtis Henderson.......   2002   185,000         --         --            --              --          3,268
  Senior Vice President
    and...................   2001   185,000     92,269         --            --          30,000          1,138
  General Counsel            2000   172,446     25,000         --            --              --             --
Frank H. Hosea............   2002   175,000         --         --            --              --          4,000
  Senior Vice President --   2001   175,000     91,875         --            --          20,000          2,558
  Video Operations           2000   157,692     25,000         --            --              --             --
Russell A. Wiseman(3).....   2002   100,961         --         --            --              --         87,500(4)
  Senior Vice President --   2001   175,000     59,719         --            --          20,000             --
  Internet Operations        2000   112,885(5)  30,000(6)       --           --         100,000             --

---------------

(1) While the Named Executive Officer may have received certain perquisites for the year, these perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus for the year.

(2) Unless otherwise noted, these amounts represent Nucentrix's 401(k) Plan contributions.

(3) Mr. Wiseman left the Company in July 2002.

(4) Paid in connection with Mr. Wiseman's termination of employment.

(5) Mr. Wiseman joined Nucentrix in April 2000 at an annual base salary of $175,000.

(6) Includes $15,000 incentive bonus paid in connection with Mr. Wiseman's hiring.

                           OPTION/SAR GRANTS IN 2002

     No stock options or stock appreciation rights were granted during 2002 to any of the Named Executive Officers.

     AGGREGATED OPTION/SAR EXERCISES IN 2002 AND YEAR-END OPTION/SAR VALUES

     The following table provides information about the exercise of options to purchase our common stock in 2002, and the number and value of unexercised options, for the Named Executive Officers as of December 31, 2002. No stock appreciation rights have ever been granted.

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS/SARS AT         IN-THE-MONEY OPTIONS/SARS
                        SHARES ACQUIRED      VALUE        DECEMBER 31, 2002(#)        AT DECEMBER 31, 2002($)
NAME                    ON EXERCISE(#)    REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                    ---------------   -----------   -------------------------   ----------------------------
Carroll D. McHenry....         0               0             260,040/38,960                     0/0
J. Curtis Henderson...         0               0              66,676/33,324                     0/0
Frank H. Hosea........         0               0              44,000/26,000                     0/0
Russell A. Wiseman....         0               0                0/0                             0/0

---------------

(1) Based on the closing price ($1.10) of our common stock on December 31, 2002, as reported on The Nasdaq Stock Market.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information regarding all equity compensation plans as of December 31, 2002, that provide for the award of securities or grant of options, warrants or rights to purchase securities of Nucentrix to employees or any other person.

                                                                              (c) Number of Securities
                                                          (b) Weighted-        Remaining Available for
                        (a) Number of Securities to     Average Exercise        Future Issuance Under
                        be Issued Upon Exercise of    Price of Outstanding    Equity Compensation Plans
                           Outstanding Options,       Options, Warrants and     (Excluding Securities
Plan Category               Warrants and Rights              Rights           Reflected in Column (a))
-------------           ---------------------------   ---------------------   -------------------------
Equity Compensation
  Plans Approved by
  Security Holders....            530,000                    $12.59                    564,548
Equity Compensation
  Plans Not Approved
  by Security
  Holders.............                  0                       N/A                          0
                                  -------                    ------                    -------
Total.................            530,000                    $12.59                    564,548

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

  Employment Agreements

     Carroll D. McHenry. We have an employment agreement with Carroll McHenry for a term of three years, effective March 6, 1998. Under the agreement, we pay Mr. McHenry a minimum annual base salary of $300,000. On each anniversary of the agreement, the term is automatically extended for one additional year unless Nucentrix or Mr. McHenry elects not to extend the term by notifying the other party at least 90 days before the applicable anniversary of the agreement. In December 2002, the Compensation Committee notified Mr. McHenry that it was electing not to extend his employment agreement. Therefore, Mr. McHenry's current agreement will expire March 6, 2005. Under the agreement, if we terminate Mr. McHenry's employment other than for cause, as defined in the employment agreement, or due to Mr. McHenry's death or permanent disability, or if Mr. McHenry resigns for good reason, as defined in the agreement, then we will pay Mr. McHenry a severance payment equal to his then-current annual base salary, excluding any bonuses, for the balance of the term of his employment agreement.

     Other Named Executive Officers. We also have employment agreements with Curtis Henderson and Frank Hosea. Mr. Henderson's agreement became effective on April 8, 1998. Mr. Hosea's agreement became effective on November 3, 1998. Each of these agreements is for a term of two years. Under the employment agreements, we pay each officer the following minimum annual base salary: Mr. Henderson -- $144,000, Mr. Hosea -- $150,000.

     On each anniversary of the employment agreements, the term is automatically extended for one additional year unless Nucentrix or the officer elects not to extend the agreement by notifying the other party at least 90 days before the applicable anniversary of the agreement. In December 2002, the Compensation Committee notified Mr. Henderson that it was electing not to extend his employment agreement. Therefore, Mr. Henderson's current agreement will expire on April 8, 2004. Under each employment agreement, if the officer's employment is terminated by Nucentrix other than for cause, as defined in each employment agreement, or on account of the officer's death or permanent disability, or if the officer resigns for good reason, as defined in each employment agreement, then Nucentrix is required to pay the officer a severance payment equal to his then-current annual base salary, excluding any bonuses, for the balance of the term of his employment agreement.

     Each of the employment agreements discussed above provides that the officer will be entitled to participate in any bonus plan that the Board or the Compensation Committee may specify. The officers also are eligible, independent of the employment agreements, to participate in and receive awards under our 1999 Share Incentive Plan and to receive discretionary bonuses, if any, as from time to time approved by the Compensation Committee.

  1999 Share Incentive Plan

     The 1999 Share Incentive Plan provides for the grant of stock options and stock appreciation rights for non-employee directors, officers and key employees of, and consultants to, Nucentrix and our subsidiaries. We did not grant any stock options or stock appreciation rights to any of the Named Executive Officers in 2002.

     Under the 1999 Share Incentive Plan, upon a change in control of Nucentrix, all outstanding stock options and stock appreciation rights will immediately vest and become exercisable and all performance targets relating to outstanding benefits will be considered to have been satisfied as of the time of a change in control. Under the 1999 Share Incentive Plan, a "change in control" of Nucentrix occurs upon any of four situations:

     - any person (other than an employee benefit plan of Nucentrix) acquires 50% or more of the combined voting power of our outstanding securities then entitled to vote for the election of directors,

     - during any period of two consecutive years, the individuals who at the beginning of the period constitute the Board or any individuals who would be "Continuing Directors" (as defined below) cease for any reason to constitute at least a majority of the Board,

     - our stockholders approve a sale of all or substantially all of the assets of Nucentrix, or

     - our stockholders approve any merger, consolidation or like business combination or reorganization of Nucentrix, which would result in the occurrence of any event described in the first and second bullet points above, and such transaction is consummated.

     "Continuing Directors" means the directors of Nucentrix in office on April 1, 1999, and any successor to any director and any additional director who after April 1, 1999, was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection. All current directors and director nominees qualify as Continuing Directors.

     The Compensation Committee, in its discretion, also may determine that, upon the occurrence of a change in control of Nucentrix, each outstanding benefit will terminate within a specified number of days after notice to the holder, and that the holder also receive with respect to each share of common stock that is subject to the benefit an amount equal to the excess fair market value of the share of common stock immediately before the occurrence of the change in control over the exercise price per share of the benefit.

                              CORPORATE GOVERNANCE

GENERAL PHILOSOPHY

     We believe that good corporate governance is important to ensure that our company is managed for the long-term benefit of our stockholders. During the past year, we have reviewed our corporate governance policies and practices and compared them to those suggested by various authorities in corporate governance and the practices of other public companies. We also have reviewed the provisions of the Sarbanes-Oxley Act of 2002 and the new and proposed rules of the Securities and Exchange Commission, and the proposed new listing standards of The Nasdaq Stock Market.

     Based on our review, we have taken steps to enhance our corporate governance policies and practices and to implement voluntarily many of the proposed new rules and listing standards. In particular, we:

     - formed a Nominating and Governance Committee and plan to adopt a new charter for this committee,

     - adopted disclosure controls and procedures related to our public filings,

     - plan to adopt a new charter for our Audit Committee,

     - plan to adopt a code of business conduct and ethics applying to all officers, directors and employees, and

     - are seeking stockholder ratification of the appointment of KBA Group LLP as our independent public accountants for the year ending December 31, 2003 (Proposal 2 below) even though such ratification is not required by law.

BOARD AND COMMITTEE MEETINGS

     During 2002, the Board held 10 meetings. Each of the directors attended at least 75% of the aggregate of all meetings held by the Board and all meetings of committees of the Board on which the director served during 2002.

     The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee.

     The Audit Committee consists of Messrs. Holcomb (Chairman), Gold and Subin. The Audit Committee's primary function is to assist the Board in fulfilling its oversight responsibilities on matters relating to accounting, financial reporting, internal controls, auditing and regulatory compliance. During 2002, the Audit Committee met seven times.

     The Compensation Committee consists of Messrs. Subin (Chairman) and Scheiwe. The Compensation Committee's primary function is to oversee the administration of executive compensation matters. In performing this function, the committee sets annual base and cash bonus compensation levels of executive officers, establishes and administers Nucentrix's compensation policies and practices, administers Nucentrix's stock option and incentive compensation plans, and supervises the administration of Nucentrix's other employee benefit plans. During 2002, the Compensation Committee met one time.

     The Nominating and Governance Committee is comprised of Messrs. Gold (Chairman) and Scheiwe. This committee will recommend nominees for election as directors, lead an annual review of the Board's performance, recommend Board committee members, recommend governance guidelines and procedures and review management recommendations for officers to be elected by the Board. The Nominating and Governance Committee also will consider nominees recommended by stockholders if such nominations are submitted in compliance with the procedures described below under "Stockholder Proposals for Next Annual Meeting." The Nominating and Governance Committee was formed March 28, 2003, and therefore had no meetings during 2002.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board has overall responsibility for compensation actions affecting our executive officers. The Compensation Committee's duties include approving base salaries, setting incentive compensation targets and discretionary bonus amounts and administering executive compensation plans.

  General Compensation Philosophy

     The Compensation Committee believes that compensation to our executive officers should be designed to encourage and reward management's efforts to preserve, develop and enhance our asset base and maximize stockholder value. Compensation criteria are evaluated annually to ensure that they are appropriate and consistent with our business and strategic objectives. Our compensation policies and programs are intended to:

     - ensure competitive levels of compensation to allow us to attract and retain superior executive talent, and motivate those executives to successfully lead Nucentrix in a competitive industry that is subject to rapid technology changes,

     - align executive compensation with sustainable increases in and the preservation of stockholder value, and

     - provide a compensation package that is contingent upon and recognizes individual performance as well as the attainment of business objectives and overall business results.

  Components of Compensation

     The key elements of our executive compensation program generally are base salary, performance bonuses and equity incentive compensation. These elements are addressed separately.

     The Compensation Committee currently does not use quantitative methods or mathematical formulas in setting any element of compensation. In determining each component of compensation, the Compensation Committee considers all elements of an executive's total compensation package, recommendations of the Chief Executive Officer (as discussed below) and other objective and subjective criteria the Compensation Committee deems appropriate with respect to each executive officer.

  Chief Executive Officer Compensation

     The 2002 base compensation of Mr. McHenry was governed by the terms of the employment agreement entered into between Mr. McHenry and Nucentrix in March 1998. Under the employment agreement, Nucentrix has agreed to pay Mr. McHenry an annual base salary of not less than $300,000. Because of ongoing restricted capital market conditions, and our focus on conserving cash resources in 2002, the Compensation Committee determined not to establish a performance bonus program for our executive officers for 2002. Therefore, no bonus was awarded to Mr. McHenry.

  Executive Officer Compensation

     Base Salaries. Mr. Henderson and Mr. Hosea have employment agreements that provide for minimum annual base salaries. The Compensation Committee reviews the base salary of each of our executive officers annually, and makes adjustments for executive officers other than the Chief Executive Officer based primarily on the recommendations of the Chief Executive Officer. In reviewing base salaries, the Compensation Committee and Chief Executive Officer consider a variety of factors, including:

     - each executive's then-current responsibilities, specific experience and performance,

     - competitive compensation practices at other similarly situated companies,

     - the executive's overall contribution to the business and strategic objectives of Nucentrix, and

     - our available cash resources.

     Performance Bonus. As discussed above, the Compensation Committee determined not to establish a performance bonus program for our executive officers for 2002. Therefore, no bonuses were awarded to executive officers.

     Equity Incentive Compensation. The Compensation Committee believes that equity ownership by management is beneficial in aligning management's and stockholders' interests with the enhancement of stockholder value. Our 1999 Share Incentive Plan facilitates equity ownership by management. No stock options or other equity incentive compensation were awarded to our executive officers for 2002.

  Policy With Respect to $1 Million Deduction Limit

     Our executive compensation strategy is to be cost and tax effective. Therefore, our policy is to avail ourselves of all proper deductions under the Internal Revenue Code, when practical, while maintaining the flexibility to approve compensation arrangements which we deem to be in the best interests of Nucentrix and its stockholders, but which may not always qualify for full tax deductibility. Section 162(m) of the Internal Revenue Code generally imposes a $1 million per person annual limit on the amount we may deduct as compensation expense for our Chief Executive Officer and our four other highest paid officers. Although the total compensation of the executive officers did not exceed this deduction limitation in 2002, factors involved in our compensation program may impact on whether the deduction limitation is exceeded in the future.

     The 1999 Share Incentive Plan is designed to permit compensation associated with stock options and stock appreciation rights to be excluded from the deduction limitations, but various payments under the 1999 Share Incentive Plan may be included as compensation for purposes of calculating the deduction limitation, potentially impacting the deduction limitation. In particular, the 1999 Share Incentive Plan currently permits the Compensation Committee to grant stock appreciation rights and stock options with an exercise price less than the fair market value of our common stock on the date of grant. Under current Internal Revenue Service regulations, income attributable to stock options and stock appreciation rights granted under the 1999 Share Incentive Plan with an exercise price less than the fair market value of the common stock on the date of grant will not qualify for an exemption from the $1 million annual limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code unless either the grant or the exercise of these stock options or stock appreciation rights are conditioned on performance-based criteria. To the extent the total non-exempt compensation paid, or considered paid, by us to such an officer for a year exceeds $1 million, we may not deduct this excess if the officer is employed by us as of the end of that year.

     As we move forward in our efforts to create stockholder value in the years ahead, the Compensation Committee will continue to review, monitor and evaluate our program for executive compensation to assure that it is internally effective in support of our strategy, competitive in the marketplace to attract, retain and motivate the talent needed to achieve our financial and strategic objectives, and appropriately rewards the creation of value on behalf of our stockholders.

Compensation Committee:

Neil S. Subin, Chairman
Steven D. Scheiwe

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Subin and Ted Weschler served as members of the Compensation Committee during 2002. Mr. Weschler resigned from our Board in October 2002. During 2002, none of our executive officers served on the board of directors or compensation committee of any entities whose directors or officers serve on our Board or Compensation Committee. No current or past executive officers or employees of Nucentrix serve on our Compensation Committee.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is comprised of Messrs. Holcomb (Chairman), Gold and Subin, each of whom is an "independent" director as defined by the National Association of Securities Dealers, Inc.'s current listing standards. The Audit Committee operates under a written charter approved by the Board. While we currently are not required to disclose whether the Audit Committee has an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K, the Board has determined that Mr. Holcomb satisfies the requirements for an "audit committee financial expert," and has designated Mr. Holcomb as our Audit Committee financial expert. Mr. Holcomb is a certified public accountant, has audit and tax experience with Deloitte & Touche LLP, and has experience preparing, analyzing and evaluating financial statements in the wireless communications industry with BellSouth International, BellSouth Cellular and American Cellular Communications.

     Management is responsible for our internal controls and financial reporting process. Our independent accountants for 2002, KBA Group LLP, were responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and KBA Group LLP to review and discuss our December 31, 2002, consolidated financial statements. The Audit Committee also discussed with KBA Group LLP the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee also received written disclosures from KBA Group LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with KBA Group LLP that firm's independence. The Audit Committee also has discussed with management and the independent accountants such other matters and received such assurances from them as the Audit Committee deemed appropriate.

     Based upon the Audit Committee's discussions with management and KBA Group LLP, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission on March 31, 2003.

Audit Committee:

Benjamin F. Holcomb, III, Chairman
Richard B. Gold
Neil S. Subin

AUDIT FEES

     The aggregate fees billed for professional services rendered by KBA Group LLP for the audit of our annual financial statements for the year ended December 31, 2002, and for the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for that year, were $71,720.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

     There were no fees billed for information technology services rendered by KBA Group LLP for the year ended December 31, 2002.

ALL OTHER FEES

     The aggregate fees billed for all other services, excluding the fees disclosed above relating to financial statement audit services, rendered by KBA Group LLP for the year ended December 31, 2002, were $59,935. These other services consisted primarily of tax consulting.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining KBA Group LLP's independence.

INDEPENDENT AUDITORS

     On March 1, 2003, King Griffin & Adamson P.C. ("KGA") resigned to allow its successor entity, KBA Group LLP, to be engaged as our independent public accountants. Our Audit Committee approved the decision to engage KBA Group LLP. KGA has not audited our financial statements for any prior fiscal periods. In connection with KGA's reviews of our interim financial statements and through February 28, 2003, the effective date of the merger of KGA with KBA Group LLP, there were no disagreements with KGA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KGA, would have caused KGA to make reference to such disagreements for those interim periods.

     Effective May 9, 2002, KPMG LLP resigned as our independent auditors. On May 9, 2002, we received a letter from KPMG LLP confirming that the client-auditor relationship between Nucentrix and KPMG LLP had ceased. Also on May 9, 2002, with the approval of the Audit Committee, we provided KPMG LLP a letter confirming receipt of KPMG LLP's letter and the termination of the auditor-client relationship. Prior to May 9, 2002, the Audit Committee had evaluated the relationship between Nucentrix and KPMG LLP, and management had engaged in discussions with several other accounting firms as a potential replacement as independent auditors. On May 15, 2002, management completed its discussions with other accounting firms and we engaged KGA, with the approval of the Audit Committee, as our independent auditors on that date. On May 17, 2002, we received a copy of a letter from KPMG LLP to the Securities and Exchange Commission confirming that there were no disagreements between us and KPMG LLP and stating that KPMG LLP had resigned on May 9, 2002.

     KPMG LLP audited the consolidated balance sheets of Nucentrix and its subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2001 and 2000, the periods from January 1, 1999, to April 1, 1999 (the "Effective Date"), and from the Effective Date to December 31, 1999 (collectively referred to as the "Financial Statements"). KPMG LLP had been our independent auditors since 1994. KPMG LLP's auditors' reports on the Financial Statements for the years ended December 31, 2001 and 2000, did not contain an adverse opinion or disclaimer of opinion, nor were the auditors' reports qualified or modified as to uncertainty, audit scope or accounting principles, except that:

     (i) KPMG LLP's auditors' report dated April 4, 2002, except for note 17, which is as of April 18, 2002, contained separate paragraphs stating: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1(b) to the consolidated financial statements, the Company's recurring losses from operations and resulting dependence upon access to additional financing raise substantial doubt about its ability to continue as a going concern. Management's plans with regard to these matters are also discussed in note 1(b). The consolidated financial statements and financial statement schedule do not include any adjustments that might result from the outcome of this uncertainty." and "As discussed in note 1(c) to the consolidated financial statements, upon consummation of a prenegotiated Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code on the Effective Date, the Company adopted Fresh Start Reporting in accordance with American Institute of Certified Public Accountants Statement of Position 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code. As a result of the application of Fresh Start Reporting, the consolidated financial statements of Nucentrix Broadband Networks, Inc. and subsidiaries for the period from the Effective Date to December 31, 1999 are presented on a different cost basis than those for periods prior to the Effective Date, and accordingly, are not directly comparable," and

     (ii) KPMG LLP's auditors' report dated February 23, 2001, contained a separate paragraph stating: "As discussed in note 1(b) to the consolidated financial statements, upon consummation of a prenegotiated Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code on the Effective Date, the Company adopted Fresh Start Reporting in accordance with American Institute of Certified Public Accountants Statement of Position 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code. As a result of the application of Fresh Start Reporting, the consolidated financial statements of Nucentrix Broadband Networks, Inc. and subsidiaries for the period from the Effective Date to December 31, 1999 are presented on a different cost basis than those for periods prior to the Effective Date, and accordingly, are not directly comparable."

     During the two fiscal years of Nucentrix and its subsidiaries ended December 31, 2001, and the period from January 1, 2002, to May 9, 2002, there were no disagreements between us and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference in connection with their opinion to the subject matter of the disagreement.

     During the two fiscal years of Nucentrix and its subsidiaries ended December 31, 2001, and the period from January 1, 2002, to May 15, 2002, neither Nucentrix nor anyone acting on our behalf consulted KGA regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Nucentrix's consolidated financial statements.

     The Board expects that representatives of KBA Group LLP will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

                              CERTAIN TRANSACTIONS

     Under the terms of a Registration Rights Agreement dated April 1, 1999, among Nucentrix and other parties named in the agreement, we filed with the SEC a registration statement registering the offer and sale by various selling stockholders of the common stock received by them under our plan of reorganization filed under Chapter 11 of the U.S. Bankruptcy Code, which plan became effective on April 1, 1999. This registration statement originally was declared effective on December 16, 1999. Each of the stockholders identified in notes (2), (5) and (8) of the table under "Security Ownership of Principal Stockholders and Management," including the investment advisory clients of Quaker Capital Management Corporation referred to in note (2) of this table, had all of their shares included in the registration statement. Neil Subin, a director of Nucentrix, is affiliated with an entity that has 78,799 shares included in the registration statement. See note (13) to the table under "Security Ownership of Principal Stockholders and Management." Generally, all fees, costs and expenses of any registration under the registration rights agreement were and will be paid by Nucentrix. We remain obligated to use our commercially reasonable best efforts to keep the registration statement continuously effective for up to three years from the original date of its effectiveness, subject to our right to suspend the use of the prospectus as specified in the registration rights agreement. We suspended the use of the prospectus in April 2002, pending completion of our financial statements for 2001, and have not been requested by any stockholder with securities included in the registration statement to update the prospectus for current use. The three-year effective period requirement is tolled during this suspension. Under the registration rights agreement, the selling stockholders will be indemnified by us against certain civil liabilities, including liabilities under the Securities Act of 1933.

                            STOCK PERFORMANCE GRAPH

     Set forth below is a graph comparing the total stockholder return of an investment in:

     - Nucentrix common stock,

     - The Nasdaq Stock Market US Index, and

     - The Nasdaq Stock Market Telecommunications (Telecom) Stock Index.

     The graph illustrates total stockholder return at December 31, 2002, of $100 invested at April 5, 1999 (the date our common stock began trading on the over-the-counter market), for our common stock, The Nasdaq US Index and The Nasdaq Telecom Index, and assumes reinvestment of all dividends.

                              (PERFORMANCE GRAPH)

              ----------------------------------------------------------------------------------------------------------
                                                                 4/5/99     12/31/99    12/31/00    12/31/01    12/31/02
              ----------------------------------------------------------------------------------------------------------
               Nucentrix Broadband Networks                      $100.00    $156.80      $72.00      $70.40      $ 7.05
               Nasdaq US Index                                   $100.00    $160.55      $96.57      $76.63      $52.59
               Nasdaq Telecom Index                              $100.00    $132.57      $60.53      $30.94      $14.27

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     Based upon information known to us as of April 11, 2003, the following table sets forth certain information with respect to beneficial ownership of our common stock by:

     - each person or group that is the beneficial owner of more than 5% of our shares,

     - each director, nominee for director and Named Executive Officer of Nucentrix, and

     - all directors, nominees for director and executive officers of Nucentrix as a group.

     Unless otherwise indicated, to our knowledge, each person holds sole voting and investment power over the shares shown.

                                                                 SHARES
                                                              BENEFICIALLY     PERCENTAGE
NAME OF OWNER                                                    OWNED         OF CLASS(1)
-------------                                                 ------------     -----------
Quaker Capital Management Corporation.......................   2,436,423(2)       23.4%
  401 Wood Street
  1300 Arrott Building
  Pittsburgh, Pennsylvania 15222-1824
CFSC Wayland Advisers, Inc. ................................   2,001,194(3)       19.2%
  12700 Whitewater Drive
  Minnetonka, Minnesota 55343
Stephen Feinberg............................................   1,338,266(4)       12.9%
  450 Park Avenue, 28th Floor
  New York, New York 10022
Terrence D. Daniels.........................................   1,220,609(5)       11.7%
  230 East High Street
  Charlottesville, Virginia 22902
James B. Rubin..............................................     973,042(6)        9.4%
  10 New King Street, 1st Floor
  White Plains, New York 10604
Deutsche Bank AG............................................     826,618(7)        7.9%
  Taunusanlage 12
  D-60325 Frankfurt am Main
  Federal Republic of Germany
Georgica Advisors LLC
Richard Reiss, Jr. .........................................     651,832(8)        6.3%
  1114 Avenue of the Americas
  New York, New York 10036
Lloyd I. Miller, III........................................     562,057(9)        5.4%
  4550 Gordon Drive
  Naples, Florida 34102
Carroll D. McHenry..........................................     282,520(10)       2.7%
J. Curtis Henderson.........................................      76,338(11)         *
Frank H. Hosea..............................................      49,000(12)         *
Richard B. Gold.............................................         600(12)         *
Benjamin F. Holcomb, III....................................           0
Steven D. Scheiwe...........................................           0
Neil S. Subin...............................................      89,399(13)         *
All directors, nominees and executive officers as a group
  (consisting of 7 people)..................................     497,857(14)       4.8%

---------------

  *  Less than one percent.

 (1) Based on 10,404,443 shares of common stock outstanding on April 11, 2003.

 (2) Based on information set forth in Schedule 13D (the "Quaker Schedule 13D") filed on June 25, 2002, by Quaker Capital Management Corporation ("Quaker Capital"). The Quaker Schedule 13D reflects that (A) Quaker Capital, in its capacity as investment advisor and general partner of Quaker Premier, L.P., may be deemed to beneficially own 1,361,579 shares of common stock that are owned by various investment advisory clients in accounts over which Quaker Capital has discretionary authority and 990,600 shares of our common stock owned by Quaker Capital Partners I, L.P. ("Quaker Capital Partners"), (B) Quaker Capital and/or its principals and employees own 84,244 shares of common stock, (C) Quaker Capital has shared voting and dispositive power over 1,361,579 shares owned by its clients and held in accounts over which it has discretionary authority and (D) Quaker Capital and/or its principals and employees has sole voting and dispositive power over 1,074,844 shares owned by Quaker Capital and its principals and employees.

 (3) Based on information in Schedule 13G/A filed February 7, 2002.

 (4) Based on information set forth on Form 4 filed on November 13, 2000, by Stephen Feinberg (the "Cerberus Form 4"). The Cerberus Form 4 reflects that
     (A) Cerberus Partners, L.P. is the holder of 314,100 shares of common stock, (B) Cerberus International, Ltd. is the holder of 622,200 shares of common stock, (C) Cerberus Institutional Partners, L.P. is the holder of 91,066 shares of common stock, (D) certain private investment funds hold, in the aggregate, 310,900 shares of common stock and (E) Mr. Feinberg possesses sole power to vote and direct the disposition of all shares of common stock held by each of Cerberus, Cerberus International, Cerberus Institutional and the Funds.

 (5) Based on information in Schedule 13G filed on February 14, 2002, by Terrence D. Daniels, Quad-C Management, Inc., Quad-C IV, L.C. and Quad-C Partners IV, L.P. (the "Quad-C Schedule 13G"). As reflected in the Quad-C
     Schedule 13G, these shares include (A) an aggregate of 1,177,197 shares held of record by Quad-C Partners IV, L.P. (764,248 shares), Quad-C Partners III, L.P. (410,078 shares) and Quad-C XI, L.C. (2,871), (B) 32,569 shares held directly by Terrence D. Daniels and (C) 10,843 shares held by the Terrence Daniels Trust. The Quad-C Schedule 13G reflects that (x) Quad-C Management is a party to management agreements with the sole general partners of each of Quad-C Partners IV and Quad-C Partners III and, as such, may be deemed to beneficially own the 1,174,326 shares of common stock held in the aggregate by these entities and (y) Quad-C IV, L.C., is the sole general partner of Quad-C Partners IV and, as such, may be deemed to beneficially own the 764,248 shares of common stock held directly by Quad-C Partners IV.

     The Quad-C Schedule 13G also reflects that Terrence D. Daniels (A) is the sole director and controlling stockholder of Quad-C Management and the sole manager and a controlling member of each of the sole general partners of Quad-C Partners III, Quad-C Partners IV and Quad C XI and, as such, may be deemed to beneficially own the 1,177,197 shares of common stock held in the aggregate by these entities, (B) is the direct beneficial owner of 32,569 shares of common stock, (C) may be deemed to beneficially own 10,843 shares of common stock through his interest in the Terrence Daniels Trust and (D) has sole voting and dispositive power over all 1,220,609 of these shares of common stock.

 (6) Based on information in Schedule 13G filed February 22, 2001, by James B. Rubin, Resurgence Asset Management, L.L.C. ("RAM"), Resurgence Asset Management International, L.L.C. ("RAMI"), Re/Enterprise Asset Management, L.L.C. ("REAM"), Kingstreet Ltd., Resurgence Parallel Fund, L.L.C., M.D. Sass Associates Inc. Employees Profit Sharing Plan, J.B. Rubin & Company Profit Sharing Plan ("JB Plan"), Resurgence Parallel Fund II, L.L.C., Resurgence Asset Management Employee Retirement Plan ("RAMERP") and Mid Ocean Capital (the "Resurgence Schedule 13G"). The Resurgence Schedule 13G reflects that, as Chief Investment Officer and/or trustee of the following entities, James M. Rubin may be deemed to beneficially own shares of Nucentrix common stock which the following entities own of record or over which they have sole or share with certain other entities voting and dispositive power: (A) RAM (391,418 shares), (B) RAMI (212,749 shares), (C) REAM (368,486 shares), (D) JB Plan (208 shares) and (E) RAMERP (181 shares). The Rubin Schedule 13G reports that each of RAM, RAMI and REAM have sole voting and dispositive power over the shares for which they report beneficial ownership (as reflected in the preceding sentence), but state that they exercise voting and dispositive power over such securities solely in their respective capacity as a general partner, special shareholder and/or sole investment adviser of other entities as identified in the Resurgence Schedule 13G and, as such, may be deemed to share voting and dispositive power with each of such entities. The Resurgence Schedule 13G also reflects that each of the following entities is the beneficial owner of less than 5% of our common stock: Kingstreet Ltd. (4,955 shares), Resurgence Parallel Fund, L.L.C. (12,945 shares), M.D. Sass Associates Inc. Employees Profit Sharing Plan (3,659 shares), Resurgence Parallel Fund II, L.L.C. (366 shares) and Mid Ocean Capital (148 shares). However, these shares have not been included in the beneficial ownership information reported in the table because the Resurgence Schedule 13G does not indicate that James M. Rubin, RAM, RAMI, REAM, JB Plan or RAMERP has any beneficial ownership of these shares.

 (7) Based on information in Schedule 13G filed January 3, 2003, by Deutsche Bank AG (the "Deutsche Bank Schedule 13G"). According to the Deutsche Bank
     Schedule 13G, (A) Deutsche Bank AG is the beneficial owner of 826,618 shares of common stock, of which it has sole voting power as to 826,618 shares and sole dispositive power as to 821,918 shares, (B) BT Investment Partners, Inc., a subsidiary of Deutsche Bank AG, is the beneficial owner of 821,918 of the shares of common stock reported as beneficially owned by Deutsche Bank AG, which shares consist solely of shares of common stock issuable upon the exercise of currently exercisable warrants that entitle BT Investment Partners, Inc. to purchase the common stock at a price of $27.63 per share, subject to future adjustments, (C) BT Investment Partners, Inc. has sole voting and dispositive power over 821,918 shares,
     (D) Deutsche Bank Trust Company Americas, a subsidiary of Deutsche Bank AG, is the beneficial owner of 4,700 shares of common stock reported as beneficially owned by Deutsche Bank AG and (E) Deutsche Bank Trust Company Americas, has sole voting power over 4,700 shares of common stock.

 (8) Based on information in Schedule 13G filed June 15, 1999, by Georgica Advisors LLC and Richard Reiss (the "Georgica Schedule 13G"). According to the Georgica Schedule 13G, Mr. Reiss and Georgica Advisors have shared voting and dispositive power over an aggregate of 651,832 shares of common stock and Mr. Reiss is the managing member of Georgica Advisors.

 (9) Based on information in Schedule 13G/A filed February 12, 2003, filed by Lloyd I. Miller, III (the "Miller Schedule 13G/A"). According to the Miller
     Schedule 13G/A, Mr. Miller has shared dispositive power and shared voting power with respect to 110,636 shares as an investment advisor to the trustee of certain family trusts. Mr. Miller has sole dispositive power and sole voting power with respect to 451,421 shares (A) as an individual, and
     (B) as the manager of a limited liability company that is the general partner of certain limited partnerships.

(10) Consists of (A) 280,020 shares of common stock issuable upon the exercise of options granted under the 1999 Share Incentive Plan, all of which currently are exercisable, and (B) 2,500 shares of common stock held directly by Mr. McHenry.

(11) Consists of (A) 71,338 shares of common stock issuable upon the exercise of options granted under the 1999 Share Incentive Plan, all of which currently are exercisable, (B) 4,000 shares of common stock held by Coterie Investments, Ltd., in which Mr. Henderson owns a 33.5% interest and (C) 1,000 shares of common stock held directly by Mr. Henderson.

(12) Consists solely of shares of common stock issuable upon the exercise of options granted under the 1999 Share Incentive Plan, all of which currently are exercisable.

(13) Consists of (A) 78,799 shares of common stock held by Condor Partners IV, L.L.C., (B) 10,000 shares held directly by Mr. Subin and (C) 600 shares of common stock issuable upon the exercise of options granted to Mr. Subin under the 1999 Share Incentive Plan, all of which currently are exercisable. As Managing Director of Trendex Capital Management, the investment advisor to Condor, Mr. Subin may be deemed to beneficially own the 78,799 shares held by Condor.

(14) Includes an aggregate of 401,558 shares of common stock issuable upon the exercise of options granted under the 1999 Share Incentive Plan, all of which currently are exercisable.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of these reports furnished to us, and written representations from our executive officers and directors, we believe that all persons who were subject to Section 16(a) of the Securities Exchange Act during 2002 complied with the filing requirements of that section, except that a Form 4 reporting one purchase of 500 shares of our common stock in 2001 was filed late by Mr. McHenry.

                                  PROPOSAL 2.

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board has selected KBA Group LLP as the independent auditors of Nucentrix for the current fiscal year. Nucentrix expects that representatives of KBA Group LLP will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

     Stockholder ratification of the selection of KBA Group LLP as the auditors of Nucentrix is not required by Nucentrix's bylaws or otherwise. However, the Board is submitting the selection of KBA Group LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that a change would be in the best interest of Nucentrix and its stockholders.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS OF NUCENTRIX VOTE FOR THE RATIFICATION OF THE SELECTION OF KBA GROUP LLP AS OUR INDEPENDENT AUDITORS FOR 2003.

                                 OTHER BUSINESS

     We do not know of any other matters that will come before the Annual Meeting. However, if other matters do come before the meeting, as permitted by Rule 14a-4(c) of the Securities Exchange Act, the proxy holders will vote in accordance with their best judgment.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    To qualify for inclusion in the proxy statement and form of proxy for our 2004 Annual Meeting of Stockholders, under Rule 14a-8 of the Securities Exchange Act we must receive a proposal intended by a stockholder for presentation at that meeting at our principal executive offices on or before December 16, 2003. Under Rule 14a-4(c) of the Securities Exchange Act, the Board may exercise discretionary voting authority under proxies solicited by it on any matter properly presented by a stockholder at our 2004 Annual Meeting that the stockholder does not seek to have included in our proxy statement under Rule 14a-8 of the Securities Exchange Act if, except as described in the following sentence, the proxy statement discloses the nature of the matter and how the Board intends to exercise its discretion to vote on such matter. If we first receive notice of such matter after February 29, 2004, the Board may exercise discretionary voting authority on any matter as permitted under Rule 14a-4(c)(2), without including any discussion of the matter in the proxy statement for the 2004 Annual Meeting. We reserve the right to reject, rule out of order or take other appropriate action on any proposal that does not comply with the requirements described above and other applicable requirements.

                                    GENERAL

     Solicitation of proxies may be made by mail, personal interview, telephone, electronic mail or facsimile by officers, directors and regular employees of Nucentrix. We also may request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and we will reimburse the forwarding expenses. We will bear all costs of solicitation.

     Our annual report to stockholders and Form 10-K for 2002 are being sent to stockholders with this proxy statement and do not form any part of the material for the solicitation of proxies.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC IS INCLUDED AS PART OF OUR ANNUAL REPORT TO STOCKHOLDERS WHICH ACCOMPANIED THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FORM 10-K WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO CORPORATE SECRETARY, AT THE OFFICES OF NUCENTRIX, 4120 INTERNATIONAL PARKWAY, SUITE 2000, CARROLLTON, TEXAS 75007.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

                                          By Order of the Board of Directors,

                                          J. CURTIS HENDERSON
                                          Senior Vice President, General Counsel
                                          and Secretary

April 14, 2003

                                                                               +
                                              000000 0000000000 0 0000
NUCENTRIX BROADBAND NETWORKS, INC.
                                              000000000.000 ext
                                              000000000.000 ext
                                              000000000.000 ext
MR A SAMPLE                                   000000000.000 ext
DESIGNATION (IF ANY)                          000000000.000 ext
ADD 1                                         000000000.000 ext
ADD 2                                         000000000.000 ext
ADD 3
ADD 4                                         HOLDER ACCOUNT NUMBER
ADD 5
ADD 6                                         C 1234567890          J N T
(BAR CODE)

                                              (BAR CODE)

                                                  Mark this box with an X if
                                              [ ] you have made changes to your
                                                  name or address details above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------
[A] PROPOSALS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSALS 1 AND 2.

1. To elect five directors of Nucentrix, each to serve until the 2004 Annual Meeting of Stockholders of Nucentrix or until his successor is elected and qualified.

                                FOR   WITHHOLD                             FOR   WITHHOLD

01 - Carroll D. McHenry         [ ]     [ ]     04 - Steven D. Scheiwe     [ ]     [ ]

02 - Richard B. Gold            [ ]     [ ]     05 - Neil S. Subin         [ ]     [ ]

03 - Benjamin F. Holcomb, III   [ ]     [ ]

                                                     FOR     AGAINST    ABSTAIN

2.   To ratify the appointment of KBA Group LLP as   [ ]       [ ]        [ ]
     our independent auditors for 2003.



[B] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
    INSTRUCTIONS TO BE EXECUTED.

Please sign, date and return your proxy in the enclosed envelope as promptly as possible. You may revoke your proxy at any time before the shares to which it relates are voted at the meeting.

The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that said attorneys, proxies, the substitutes or any of them may lawfully do by virtue hereof.

Signature 1 - Please keep signature within the box   Signature 2 - Please keep signature within the box   Date (mm/dd/yyyy)

--------------------------------------------------   --------------------------------------------------   --------------------------
                                                                                                                 /     /
--------------------------------------------------   --------------------------------------------------   --------------------------

                               1UPX  HHH  PPPP  002001                         +

--------------------------------------------------------------------------------
PROXY - NUCENTRIX BROADBAND NETWORKS, INC.
--------------------------------------------------------------------------------

ANNUAL MEETING OF STOCKHOLDERS
MAY 13, 2003
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Carroll D. McHenry and J. Curtis Henderson, or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Nucentrix Broadband Networks, Inc., to be held at 9:00 a.m., local time, on May 13, 2003, at the offices of Nucentrix, 4120 International Parkway, Suite 2000, Carrollton, Texas 75007, and any adjournment(s) or postponements thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

IN ACCORDANCE WITH THEIR DISCRETION, SAID ATTORNEYS AND PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS OR PROPOSALS AND HEREON AT DUE TIME OF SOLICITATION OF THIS PROXY WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. THANK YOU.

(continued and to be signed on reverse side)